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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2004


                              STANADYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


              Delaware                    333-45823               22-2940378
  (State or other jurisdiction of        (Commission            (IRS Employer
           Incorporation)                File Number)        Identification No.)


               92 Deerfield Road, Windsor, Connecticut 06095-4209
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (860) 525-0821


                                      N/A
          (former name or former address if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit       Description

99.1          Press Release Issued by Stanadyne Corporation dated August 6, 2004


Item 9.  Regulation FD Disclosure

On August 6, 2004, Stanadyne Corporation (the "Company") issued a press release announcing that the stockholders of the company's parent, led by American Industrial Partners, completed the sale of their stock to an affiliate of Kohlberg & Company, L.L.C. A copy of the press release is attached as Exhibit
99.1 to this report.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Stanadyne Corporation
                                                       ---------------------
                                                           (Registrant)


Date:  August 9, 2004                                  /s/ Stephen S. Langin
                                                       -------------------------
                                                       Stephen S. Langin
                                                       Vice President and
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit           Description

99.1              Press release issued by Stanadyne Corporation August 6, 2004


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